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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05550

The Alger Portfolios
Alger Growth & Income Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

ITEM 1. Reports to Stockholders.

ALGER

THE ALGER PORTFOLIOS

Alger Growth & Income Portfolio

SEMI-ANNUAL REPORT

JUNE 30, 2018 (UNAUDITED)

Table of Contents

ALGER GROWTH & INCOME PORTFOLIO

Shareholders’ Letter	1
Fund Highlights	7
Portfolio Summary	9
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Additional Information	30

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Shareholders’ Letter June 30, 2018

Dear Shareholders,

Corporations Generate Strong Earnings but Emotions Spark Volatility
After a nearly one-and-a-half-year period without a single monthly decline for the S&P 500
Index, market volatility returned in late January and persisted during most of the first half of this year. Despite the volatility, the S&P 500 Index generated a 2.65% return during the six-month period ended June 30 with strong corporate earnings and encouraging economic data supporting investor sentiment. Concerns about inflation and rising trade protectionism, however, challenged market sentiment. Those concerns were particularly strong among
non-U.S. markets, with the MSCI ACWI ex USA Index declining 3.44% during the period ended June 30. Weakening emerging markets currencies, furthermore, contributed to the
MSCI Emerging Markets Index falling 6.51% during the period ended June 30.

We maintain that investors should focus on the health of corporate America, the benefits of fiscal stimulus, high levels of innovation, and the strength of the U.S. economy rather than succumb to what we believe are misguided concerns about the length of the current bull market, the potential for inflation, and the rise of trade protectionism. We also believe that emerging markets volatility has resulted in the asset class having attractive valuations.

Corporate Earnings Shine but Volatility Thrives
After hitting an all-time high on January 26, the S&P 500 Index dropped more than 10%
during the ensuing 10 days. The short-lived and emotionally fueled decline was largely driven by Bureau of Labor Statistics data depicting a 2.9% year-over-year increase in wages as of the month of January vs. the prior January, which sparked fears that potential inflation could derail the ongoing economic recovery and bull market. Some investors may also have believed that market gains, equity valuations, and optimism were excessive relative to corporate fundamentals and the potential benefits of lower taxes resulting from tax reform that was signed into law by President Donald Trump in late December.

Readers of our market commentaries would note that we quickly recognized (again) the error of such short-term thinking and predicted a strong recovery into first quarter earnings season. As of the end of the quarterly reporting season in late May, S&P 500 companies had reported year-over-year earnings growth of 24.6% for the first quarter, which was the highest rate since the third quarter of 2010, according to FactSet Research, and well above the consensus expectation of a 17.1% increase. Also for the first quarter, 78% of S&P
500 companies announced positive earnings surprises and 77% announced positive sales surprises. This represents very strong breadth of revenues and earnings across corporate
America. We were, in short, correct about the following points:

• The economy was stronger than commonly believed.
• The economy would drive a stock market recovery.
• Growth companies were particularly well positioned to benefit from eco-
nomic growth. In regards to this final point, the Russell 1000 Growth Index generated a 7.25% return compared to the -1.69% return of the Russell 1000
Value Index during the first six months of this year.

While corporate profits are benefiting from reduced taxes, which account for about one third of the recent earnings growth, the rest of the growth is coming from a strong economy and strong execution by companies and their employees. We believe innovation in America is strong and its influence is spreading from its center in technology to across industries at all levels. The trends may be the stuff of headlines in our media, but they are real and large.
Artificial intelligence, internet-connected devices, cloud computing, e-commerce, genome sequencing, big data analysis, real-time data collection, “the sharing” economy, “last mile”
logistics and other technologies and trends are sweeping across the American landscape in business and society. And companies leading in innovation, development or implementation of these technologies are benefitting as these trends disrupt industries and legacy business models.

Investor enthusiasm about strong corporate earnings was held partially in check during the reporting period by fears that a potential trade war could hinder global growth. Among other developments, the Trump Administration let certain tariff exemptions expire, which resulted in a 25% steel tariff and 10% aluminum tariff on imports from Canada, Mexico, and the European Union. In late June, the Trump Administration announced a 25% tariff on various imports from China with a combined value of $34 billion annually and said it was evaluating placing a 10% tariff on an additional $16 billion of Chinese imports. Trump has also threatened to place tariffs on an additional $200 billion of Chinese goods. The various tariffs have caused U.S. trading partners to implement retaliatory actions or threaten to do
so. In mid-February, the growing concerns about tariffs sparked a strong rotation into small cap stocks that resulted in the Russell 2000 Index gaining 7.66% during the reporting period.
Investors’ preference for small cap growth was even more dramatic, with the Russell 2000
Growth Index producing a 9.69% return. We believe the rally in small cap stocks was driven by the perception that smaller companies are less susceptible to tariffs than their larger counterparts. Indeed, Russell 2000 Index companies derive only 21% of their revenues from outside the U.S. while the S&P 500 proportion is 39%.

Keeping Inflation and Trade Tariffs in Perspective
Investors frequently focus on inflation and monetary policy to gain insight into economic cycles. When the U.S. Federal Reserve (Fed) begins increasing interest rates to curtail inflation, investors fear that higher financing costs can throttle corporate profits and economic growth. In our view, the Fed’s current monetary tightening appears to be a long way from sparking a recession or a bear market. Bull markets have historically persisted during Fed rate increases and recessions typically haven’t occurred until the real fed funds rate, which is the nominal fed funds rate minus inflation, hits 2% or higher. With the real fed funds rate currently at about 0% and the Fed expected to raise rates approximately 75-
100 basis points a year, we maintain that monetary policy is unlikely to mute the economic recovery or stifle the equity market in the foreseeable future.

We believe that bonds are a different matter. During periods of fed funds rate increases, the
10-year Treasury bond has generated an average annual return of -2.7% compared to the average annual return of 6.2% of the S&P 500 Index. 1 We also believe that valuations imply that earnings multiples may not suffer as rates rise, with the S&P 500 Index having an EPS yield on June 30 that was more than 300 bps higher than the yield of the 10-year Treasury bond. While bonds are susceptible to monetary tightening, we believe the economy is strong and can absorb the impact of Fed rate increases. 2

We also believe that a historical view of global trade can provide helpful insights into tariffs.
In the early 1960s, the U.S. tariff rate was approximately 7%. The rate, along with rates for most countries, has declined at a fairly steady pace and was slightly less than 2% as of the end of last year, which we believe illustrates that governments favor free trade. In the short term, we believe uncertainty about trading disputes is likely to drive market volatility, but we believe the strong preference for free trade among governments worldwide can potentially prevent tariffs from escalating and hindering economic growth. In the meantime, volatility from trade war fears can provide opportunities for active managers who can potentially select companies that may benefit from tariffs and avoid companies that may be hurt by changes in trade agreements. In a similar manner, trade tariffs may provide a competitive edge for smaller companies that produce a substantial portion of their sales within the U.S.

Outlook
In past years, economic growth has been driven primarily by consumer spending, but business spending, which is growing at a faster rate than the nation’s gross domestic product, is now playing a more significant role. At the same time, the Conference Board’s Leading
Economic Index (LEI) is encouraging. The LEI historically leads S&P 500 Index earnings by 6 to 18 months, so its record high June reading of 109.8 may suggest that the bull market still has a long runway in the U.S. Further, we believe that both European and emerging markets equities have been more negatively affected by concerns around a U.S. driven trade war. European and emerging markets equities have also been negatively affected by battles within their respective borders between pro-growth/pro-change policies and the “status quo” or traditionalist policy backers. We believe that emerging markets valuations are highly compelling with the forward price-to-earnings multiple discount for the MSCI Emerging
Markets Index relative to developed markets as indicated by the MSCI World Index having widened to nearly 27% as of the end of June. European equity valuations are also attractive, in our view, with the MSCI Europe Index on June 30 trading at only 3% premium to its 20-
year median price-to-earnings ratio compared to the 6% premium for the S&P 500 Index.

In closing, we think the best way to address risks, including those associated with Fed tightening and tariffs, is to invest in highly innovative companies that can disrupt their industries by creating new products and services. During the global financial crisis that lasted from early 2008 until early 2011, U.S. e-commerce and internet advertising spending grew
33% while total U.S. retail sales increased only 1%. We think similar trends will be driven by the innovation around commercial adoption of technologies such as artificial intelligence, cloud computing, internet connectivity, genome sequencing, and big data analytics to name some but not all of the biggest trends we see in the world today.

Portfolio Matters
Alger Growth & Income Portfolio
The Alger Growth & Income Portfolio returned -0.09% during the fiscal six-month period ended June 30, 2018, compared to the 2.65% return of its benchmark, the S&P 500 Index during the fiscal six-month period ended June 30, 2018. During the reporting period,
Information Technology and Financials were the largest portfolio sector weightings.

Contributors to Performance
The largest sector overweight was Financials and the largest sector underweight was Utilities.
The Financials and Energy sectors were among the sectors that contributed to relative performance. Among individual positions, Microsoft Corp.; Apple, Inc.; The Boeing Co.;
Amazon.com, Inc.; and ConocoPhillips were the top contributors to performance. Amazon is well known as a leading U.S. online retailer. Its shares contributed to performance as Amazon has enjoyed high unit volume growth, in large part driven by the company continuing to take market share from traditional brick and mortar retailers. Its leadership in the sizable and expanding web hosting industry also supported the performance of Amazon shares.

Detractors from Performance
The Consumer Discretionary and Information Technology sectors were among the sectors that detracted from results. Among individual positions, Altria Group, Inc.; Comcast Corp.,
Cl. A; Johnson & Johnson; Morgan Stanley; and The Procter & Gamble Co. were the top detractors from results. Morgan Stanley offers investment banking, asset management, and trading services. We believe the company is a positive lifecycle change beneficiary because it is emphasizing asset management, which is more profitable, less volatile and importantly, more highly valued than proprietary banking and trading services. Shares of Morgan Stanley underperformed in response to a flattening yield curve, which has hurt investor sentiment toward financial companies.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

1 Dan Chung and Brad Neuman, Capital Markets: Observations and Insights: Party without the Punch, Spring 2018. Based on periods of fed funds rate increases occurring between 1955 and 2017.
2 Dan Chung and Brad Neuman, Capital Markets: Observations and Insights: Degrees of Debt. Fred Alger Management, Summer
2018.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Growth & Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.
Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the
Schedule of Investments for the Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

Risk Disclosure
Investing in the stock market involves gains and losses and may not be suitable for all investors.
The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Companies may cut or fail to declare dividends due to market downturns or other reasons. There may be a significant portion of assets invested in securities of companies conducting business in a related group of industries within a sector, and may be more vulnerable to unfavorable developments in that sector than a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments.
Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity.

For a more detailed discussion of the risks associated with the Portfolio, please see the
Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• S&P 500 Index: An unmanaged index generally representative of the U.S.
stock market without regard to company size.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA Index: An unmanaged, market capitalization-weighted in-
dex designed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
• The Conference Board’s Leading Economic Index is based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• FactSet Research Systems provides data and research for investment manag-
ers, hedge funds, investment bankers and other financial professionals.

ALGER GROWTH & INCOME PORTFOLIO
Fund Highlights Through June 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth &
Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended June 30, 2018. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500
Index include reinvestment of dividends and capital gains.

ALGER GROWTH & INCOME PORTFOLIO
Fund Highlights Through June 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 06/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/15/1988
Class I-2 (Inception 11/15/88)	10.49%	11.72%	9.32%	9.11%
S&P 500 Index	14.37%	13.42%	10.17%	10.51%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current perfor-
mance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.
com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†
June 30, 2018 (Unaudited)

Alger Growth & Income
SECTORS/SECURITY TYPES	Portfolio
Consumer Discretionary	12.6%
Consumer Staples	7.7
Energy	6.1
Financials	14.6
Health Care	13.8
Industrials	9.1
Information Technology	24.2
Materials	1.8
Real Estate	3.6
Telecommunication Services	2.9
Utilities	1.2
Total Equity Securities	97.6
Short-Term Investments and Net Other Assets	2.4
100.0%

† Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited)

COMMON STOCKS—92.0%	SHARES	VALUE
AEROSPACE & DEFENSE—4.3%
General Dynamics Corp.	2,260	$421,286
The Boeing Co.	2,480	832,065
United Technologies Corp.	1,823	227,930
		1,481,281
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc. , Cl. B	1,356	144,048
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Tapestry, Inc.	6,104	285,118
APPAREL RETAIL—0.7%
The Gap, Inc.	7,926	256,723
ASSET MANAGEMENT & CUSTODY BANKS—1.8%
BlackRock, Inc. , Cl. A	1,256	626,794
BIOTECHNOLOGY—2.1%
AbbVie, Inc.	3,342	309,636
Amgen, Inc.	1,240	228,892
Gilead Sciences, Inc.	2,908	206,003
		744,531
BREWERS—0.4%
Molson Coors Brewing Co. , Cl. B	2,319	157,785
BUILDING PRODUCTS—0.9%
Johnson Controls International PLC.	9,355	312,925
CABLE & SATELLITE—1.2%
Comcast Corp. , Cl. A	13,313	436,799
COMMUNICATIONS EQUIPMENT—1.6%
Cisco Systems, Inc.	12,630	543,469
CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	2,805	171,105
DIVERSIFIED BANKS—6.4%
Bank of America Corp.	18,312	516,215
JPMorgan Chase & Co.	12,785	1,332,197
Wells Fargo & Co.	6,417	355,759
		2,204,171
DIVERSIFIED CHEMICALS—1.0%
DowDuPont, Inc.	5,052	333,028
ELECTRIC UTILITIES—0.5%
NextEra Energy, Inc.	1,045	174,546
ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Eaton Corp., PLC.	2,888	215,849
FINANCIAL EXCHANGES & DATA—2.0%
CME Group, Inc. , Cl. A	4,192	687,153
HEALTH CARE EQUIPMENT—0.6%
Medtronic PLC.	2,627	224,897
HEALTH CARE SERVICES—0.9%
CVS Health Corp.	4,611	296,718

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—92.0% (CONT. )	SHARES	VALUE
HOME IMPROVEMENT RETAIL—2.6%
The Home Depot, Inc.	4,547	$887,120
HOTELS RESORTS & CRUISE LINES—1.5%
Carnival Corp.	3,987	228,495
Extended Stay America, Inc.	13,381	289,163
		517,658
HOUSEHOLD PRODUCTS—1.3%
The Procter & Gamble Co.	5,642	440,414
HYPERMARKETS & SUPER CENTERS—0.9%
Walmart, Inc.	3,590	307,483
INDUSTRIAL CONGLOMERATES—2.4%
Honeywell International, Inc.	5,675	817,484
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	1,783	277,667
INTEGRATED OIL & GAS—3.3%
Chevron Corp.	2,441	308,615
Exxon Mobil Corp.	6,079	502,916
TOTAL SA#	5,778	349,916
		1,161,447
INTEGRATED TELECOMMUNICATION SERVICES—2.9%
AT&T, Inc.	9,617	308,802
Verizon Communications, Inc.	13,612	684,820
		993,622
INTERNET & DIRECT MARKETING RETAIL—1.3%
Amazon. com, Inc. *	262	445,348
INTERNET SOFTWARE & SERVICES—5.9%
Alphabet, Inc. , Cl. A*	620	700,098
Alphabet, Inc. , Cl. C*	617	688,356
Facebook, Inc. , Cl. A*	3,368	654,470
		2,042,924
INVESTMENT BANKING & BROKERAGE—2.2%
Morgan Stanley	16,130	764,562
LEISURE FACILITIES—1.5%
Six Flags Entertainment Corp.	3,082	215,894
Vail Resorts, Inc.	1,104	302,706
		518,600
MANAGED HEALTH CARE—2.1%
UnitedHealth Group, Inc.	2,905	712,713
MULTI-LINE INSURANCE—0.7%
The Hartford Financial Services Group, Inc.	5,052	258,309
MULTI-UTILITIES—0.7%
Sempra Energy	1,987	230,710
OIL & GAS EQUIPMENT & SERVICES—0.8%
Schlumberger Ltd.	4,242	284,341

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—92.0% (CONT. )	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—1.0%
ConocoPhillips	5,213	$362,929
OIL & GAS REFINING & MARKETING—0.5%
Valero Energy Corp.	1,501	166,356
PACKAGED FOODS & MEATS—0.5%
The Kraft Heinz Co.	2,615	164,274
PHARMACEUTICALS—8.1%
AstraZeneca PLC. #	4,841	169,967
Bristol-Myers Squibb Co.	8,788	486,328
Eli Lilly & Co.	6,184	527,681
GlaxoSmithKline PLC. #	6,597	265,925
Johnson & Johnson	5,695	691,031
Pfizer, Inc.	18,496	671,035
		2,811,967
RAILROADS—0.5%
Union Pacific Corp.	1,331	188,576
RESTAURANTS—2.5%
Darden Restaurants, Inc.	1,990	213,049
Dunkin' Brands Group, Inc.	2,527	174,540
McDonald's Corp.	3,025	473,987
		861,576
SEMICONDUCTOR EQUIPMENT—1.0%
KLA-Tencor Corp.	3,241	332,300
SEMICONDUCTORS—4.4%
Broadcom, Inc.	3,287	797,558
Intel Corp.	10,600	526,926
QUALCOMM, Inc.	3,811	213,873
		1,538,357
SOFT DRINKS—2.7%
PepsiCo, Inc.	6,108	664,978
The Coca-Cola Co.	6,230	273,248
		938,226
SYSTEMS SOFTWARE—5.8%
Microsoft Corp.	20,308	2,002,572
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.5%
Apple, Inc.	9,366	1,733,740
Western Digital Corp.	2,168	167,825
		1,901,565
TOBACCO—1.9%
Altria Group, Inc.	11,768	668,305
TOTAL COMMON STOCKS
(Cost $19,064,591)		31,894,345
MASTER LIMITED PARTNERSHIP—2.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
The Blackstone Group LP.	15,649	503,429

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2018 (Unaudited) (Continued)

MASTER LIMITED PARTNERSHIP—2.0% (CONT. )	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP.(a)	5,274	$189,600
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $526,551)		693,029
REAL ESTATE INVESTMENT TRUST—3.6%	SHARES	VALUE
HEALTH CARE—0.6%
Welltower, Inc.	3,456	216,656
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc. , Cl. A(a)	7,770	244,211
SPECIALIZED—2.3%
Crown Castle International Corp.	3,500	377,370
CyrusOne, Inc.	3,045	177,706
Lamar Advertising Co. , Cl. A	3,237	221,120
		776,196
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,060,579)		1,237,063
SHORT—TERM INVESTMENTS—1.0%	SHARES	VALUE
MONEY MARKET FUND—1.0%
Invesco Government & Agency Portfolio, Cl. Institutional, 1.83%	331,443	331,443
(Cost $331,443)		331,443
Total Investments
(Cost $20,983,164)	98.6%	$34,155,880
Unaffiliated Securities (Cost $20,983,164)		34,155,880
Other Assets in Excess of Liabilities	1.4%	495,181
NET ASSETS	100.0%	$34,651,061

# American Depositary Receipts.
(a) All or portion of the security is on loan.
* Non-income producing security.

See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities June 30, 2018 (Unaudited)

		Alger Growth &
		Income Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments#
(including securities loaned at value $324,603)	1	$34,155,880
Cash and cash equivalents		841,085
Receivable for shares of beneficial interest sold		4,777
Dividends and interest receivable		46,177
Prepaid expenses		11,867
Total Assets		35,059,786

LIABILITIES:
Collateral on securities loaned at value (Note 4)		331,443
Payable for shares of beneficial interest redeemed		7,304
Accrued investment advisory fees		14,470
Accrued transfer agent fees		2,053
Accrued administrative fees		796
Accrued shareholder administrative fees		290
Accrued professional fees		23,450
Accrued other expenses		28,919
Total Liabilities		408,725
NET ASSETS		$34,651,061

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)		19,728,913
Undistributed net investment income		57,405
Undistributed net realized gain		1,693,168
Net unrealized appreciation on investments		13,171,575
NET ASSETS		$34,651,061
* Identified cost		$20,983,164	(a)
# Includes collateral received on stock loan		$331,443

See Notes to Financial Statements.
(a) At June 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $20,850,915, amounted to $13,304,965 which consisted of aggregate gross unrealized appreciation of $13,729,869 and aggregate gross unrealized depreciation of $424,904.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities June 30, 2018 (Unaudited) (Continued)

Alger Growth &
Income Portfolio
NET ASSETS BY CLASS:
Class I-2	$34,651,061

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	1,663,751

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share Class I-2	$20.83
See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Operations for the six months ended June 30, 2018 (Unaudited)

Alger Growth &
Income Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$508,091
Interest from unaffiliated securities	1,865
Income from securities lending	586
Total Income	510,542

EXPENSES:
Advisory fees — Note 3(a)	94,386
Shareholder administrative fees — Note 3(f)	1,888
Administration fees — Note 3(b)	5,191
Custodian fees	26,678
Interest expenses	944
Transfer agent fees and expenses — Note 3(f)	6,084
Printing fees	15,170
Professional fees	14,198
Registration fees	11,603
Trustee fees — Note 3(g)	714
Fund accounting fees	269
Miscellaneous	2,862
Total Expenses	179,987
NET INVESTMENT INCOME	330,555

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain on unaffiliated investments	1,999,642
Net change in unrealized (depreciation) on unaffiliated investments	(2,365,073)
Net realized and unrealized (loss) on investments	(365,431)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,876)
* Foreign withholding taxes	$223
See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statements of Changes in Net Assets (Unaudited)

	Alger Growth & Income Portfolio
	For the	For the
	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017
Net investment income	$330,555	$635,966
Net realized gain on investments	1,999,642	1,769,495
Net change in unrealized appreciation (depreciation) on
investments	(2,365,073)	4,805,787
Net decrease in net assets resulting from operations	(34,876)	7,211,248

Dividends and distributions to shareholders from:
Net investment income:
Class I-2	(303,208)	(572,329)
Total dividends and distributions to shareholders	(303,208)	(572,329)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(4,194,471)	(2,887,621)
Total increase (decrease)	(4,532,555)	3,751,298

Net Assets:
Beginning of period	39,183,616	35,432,318
END OF PERIOD	$34,651,061	$39,183,616
Undistributed net investment income	$57,405	$30,058
See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Portfolio			Class I-2
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	6/30/2018 (i)	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$21.02	$17.59	$16.25	$16.37	$14.88	$11.67
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.18	0.33	0.32	0.32	0.35	0.28
Net realized and unrealized gain (loss)
on investments	(0.19)	3.40	1.33	(0.16)	1.48	3.20
Total from investment operations	(0.01)	3.73	1.65	0.16	1.83	3.48
Dividends from net investment income	(0.18)	(0.30)	(0.31)	(0.28)	(0.34)	(0.27)
Net asset value, end of period	$20.83	$21.02	$17.59	$16.25	$16.37	$14.88
Total return	(0.09)%	21.32%	10.24%	0.98%	12.52%	29.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$34,651	$39,184	$35,432	$34,996	$35,709	$35,819
Ratio of net expenses to average net
assets	0.96%	0.94%	1.00%	0.94%	1.01%	1.01%
Ratio of net investment income to
average net assets	1.75%	1.70%	1.98%	1.92%	2.25%	2.07%
Portfolio turnover rate	5.23%	7.95%	6.63%	17.23%	17.56%	24.93%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board
Accounting Standards Codification 946-Financial Services – Investment Companies. The
Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger
Mid Cap Growth Portfolio, Alger SMid Cap Focus Portfolio, Alger Small Cap Growth
Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio (collectively the “Portfolios”). These financial statements include only the Alger Growth & Income
Portfolio (the “Portfolio”). The Portfolio’s investment objective is capital appreciation and current income; it invests primarily in equity securities. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans. The Portfolio offers Class I-2 shares.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments of the Portfolio are valued on each day the New York
Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m.
Eastern Time).
Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Portfolio’s own assump-
tions in determining the fair value of investments)
The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level
1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional
Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for
Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board and comprised of representatives of the Fund’s investment adviser.
The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee meets at least quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.
The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

The Portfolio will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in
U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Option Contracts: When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Portfolio may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.
The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of
Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the
Portfolio’s Custodian (“BBH” or the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. The Portfolio’s segregated collateral is classified as a
Level 2 investment as of June 30, 2018.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.
Dividends from net investment income, if available, are declared and paid quarterly.
Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the
Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences.
Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New
York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2015-2017. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: The fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The rate paid as a percentage of average daily net assets, for the six months ended June 30, 2018, is set forth below under the heading “Rate.”

Rate
Alger Growth &
Income Portfolio	0.500%

(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the
Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of
0.0275%.
(c) Brokerage Commissions: During the six months ended June 30, 2018, the Portfolio paid
Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger
Inc.”) and an affiliate of Alger Management, $860 in connection with securities transactions.
(d) Interfund Loans: The Portfolio and other funds advised by Alger Management may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds. If the Portfolio has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the
Portfolio’s total assets, the Portfolio will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of June 30, 2018.
During the six months ended June 30, 2018, the Portfolio incurred interfund loan interest expense of $944 which is included in interest expenses in the accompanying Statement of
Operations.

(e) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management, the Distributor, or their affiliates.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.
(g) Trustee Fees: Effective January 2018, each Independent Trustee receives a fee of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term "Alger Fund Complex" refers to the Fund,
The Alger Institutional Funds, The Alger Funds II, The Alger Funds and Alger Global
Growth Fund, each of which is a registered investment company managed by Alger

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the
Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of
$11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the six months ended June 30, 2018.
NOTE 4 — Securities Transactions:
Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the six months ended June 30, 2018, were as follows:

	PURCHASES	SALES
Alger Growth & Income Portfolio	$1,942,807	$6,588,934

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

The following table summarizes the Portfolio’s securities lending agreements by counterparty which are subject to rights of offset as of June 30, 2018.

			Fair Value
	Securities	Cash	on Non-
	Loaned at	Collateral	Cash Collateral	Net
Counterparty	Value	Received(a)	Received	Amount(b)
Goldman Sachs & Co.	$184,367	$184,367
Citigroup Global Markets, Inc.	104,046	104,046
Barclays Capital, Inc.	36,190	36,190
TOTAL	$324,603	$324,603

(a) Collateral with a value of $331,443 has been received in connection with securities lending agreements and excess collateral received from the individual counterparty is not shown for financial reporting purposes.
(b) The market value of loaned securities is determined as of June 30, 2018. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

There are no contractual maturities for any of the loans of securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlements of securities transactions.

The market value of any securities on loan, all of which are classified as equity securities in the Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of June 30, 2018, any securities

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BBH if any, is disclosed in the Schedule of Investments.

NOTE 5 — Borrowings:
The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon the London Inter-Bank Offered
Rate. The Portfolio may also borrow from other funds advised by Alger Management, as discussed in Note 3(d). For the six months ended June 30, 2018, the Portfolio had the following borrowings from the Custodian and other funds:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Growth & Income Portfolio	$75,802	2.51%

The highest amount borrowed from the Custodian and other funds during the six months ended June 30, 2018, for the Portfolio was as follows:

HIGHEST BORROWING
Alger Growth & Income Portfolio	$2,744,000

NOTE 6 — Share Capital:
The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the six months ended June 30, 2018 and the year ended December 31,
2017, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	JUNE 30, 2018		DECEMBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Portfolio
Class I-2:
Shares sold	58,310	$1,236,471	122,597	$2,341,124
Dividends reinvested	13,688	291,655	26,712	524,412
Shares redeemed	(272,271)	(5,722,597)	(300,162)	(5,753,157)
Net decrease	(200,273)	$(4,194,471)	(150,853)	$(2,887,621)

NOTE 7 — Income Tax Information:
At December 31, 2017, the Portfolio, for federal income tax purposes, had capital loss carryforwards of $437,582 which expire in 2018. Such amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

During the year ended December 31, 2017, the Portfolio utilized $1,797,912 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio on or after January 1, 2011 (Post Act) will not be subject to expiration.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:
The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2018, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,380,047	$4,380,047	—	—
Consumer Staples	2,676,487	2,676,487	—	—
Energy	1,975,073	1,975,073	—	—
Financials	4,540,989	4,540,989	—	—
Health Care	4,790,826	4,790,826	—	—
Industrials	3,160,163	3,160,163	—	—
Information Technology	8,361,187	8,361,187	—	—
Materials	610,695	610,695	—	—
Telecommunication Services	993,622	993,622	—	—
Utilities	405,256	405,256	—	—
TOTAL COMMON STOCKS	$31,894,345	$31,894,345	—	—
MASTER LIMITED PARTNERSHIP
Energy	189,600	189,600	—	—
Financials	503,429	503,429	—	—
TOTAL MASTER LIMITED
PARTNERSHIP	$693,029	$693,029	—	—
REAL ESTATE INVESTMENT TRUST
Financials	244,211	244,211	—	—
Real Estate	992,852	992,852	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$1,237,063	$1,237,063	—	—
SHORT—TERM INVESTMENTS
Money Market Fund	331,443	331,443	—	—
TOTAL INVESTMENTS IN
SECURITIES	$34,155,880	$34,155,880	—	—

As of June 30, 2018, there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2018, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents	$841,085	—	$841,085	—
Collateral on securities loaned	331,443	—	331,443	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the
Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative instruments throughout the period or as of June 30, 2018.

NOTE 10 — Risk Disclosures:
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Companies may cut or fail to declare dividends due to market downturns or other reasons. There may be a significant portion of assets invested in securities of companies conducting business in a related group of industries within a sector, and may be more vulnerable to unfavorable developments in that sector than a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity.

NOTE 11 — Subsequent Events:
Management of the Portfolio has evaluated events that have occurred subsequent to June
30, 2018, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2018 and ending June 30, 2018.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Annualized
			Expenses	Expense Ratio
	Beginning	Ending	Paid During	For the
	Account	Account	the Six Months	Six Months
	Value	Value	Ended	Ended
	January 1, 2018	June 30, 2018	June 30, 2018(a)	June 30, 2018(b)
Alger Growth & Income Portfolio
Class I-2 Actual	$1,000.00	$999.10	$4.76	0.96%
Hypothetical(c)	1,000.00	1,020.03	4.81	0.96

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all
sharing related to:
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form
N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolio’s fiscal quarter. The Portfolio’s Forms N-CSR and N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information regarding the operation of the SEC’s
Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a
10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure.
This agreement must be approved by the Portfolio’s Chief Compliance Officer, President,
Secretary or Assistant Secretary.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provides to shareholders, the Investment
Manager may, upon request, make additional statistical information available regarding the Portfolio. Such information will include, but not be limited to, relative weightings and characteristics of the Portfolio’s holdings versus its peers or an index (such as P/E (or price to book) ratio EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle
Change holdings, portfolio turnover, and requests of a similar nature. Please contact the
Portfolio at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 219432
Kansas City, MO 64121-9432

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger Growth
& Income Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

GrowthIncomeSAR

ITEM 2. Code of Ethics.

Not applicable.

ITEM 3. Audit Committee Financial Expert.

Not applicable.

ITEM 4. Principal Accountant Fees and Services.

Not applicable.

ITEM 5. Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.Investments.

Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not applicable.

ITEM 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies.

Not applicable.

ITEM 13. Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Growth & Income Portfolio

By: /s/Hal Liebes

Hal Liebes

President

Date: August 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: August 21, 2018

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 21, 2018